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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------



Date of Report (Date of earliest event reported):  JANUARY 2, 1996



                               NASH-FINCH COMPANY
             (Exact name of registrant as specified in its charter)



  DELAWARE                         0-785                         41-0431960
 (State of                    (Commission File                 (IRS Employer
Incorporation)                    Number)                    Identification No.)



      7600 FRANCE AVENUE SOUTH
            P.O. BOX 355
       MINNEAPOLIS, MINNESOTA                      55440-0355
       (Address of principal                       (Zip Code)
         executive offices)



Registrant's telephone number, including area code: (612) 832-0534



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On January 2, 1996, Nash-Finch Company (the "Company" or the "Registrant") acquired substantially all of the business and assets of Military Distributors of Virginia, Inc., a Virginia corporation ("MDV"). MDV has been engaged in the business of distributing groceries and related products to U.S. military installations on the East Coast and in Europe, and the Company intends to continue to devote the assets acquired from MDV in furtherance of such business. The assets of MDV acquired by the Registrant include certain real property, leasehold interests in real property and equipment, fixed assets, equipment, inventory, receivables, supplies and contractual rights. The aggregate purchase price payable by the Company for the assets of MDV consists of $56,000,000 in cash plus the payment or assumption by the Company of liabilities of MDV aggregating approximately $55,000,000 as of January 2, 1996. The purchase price was determined through arm's-length negotiations between the Company and MDV based primarily upon the past and projected future stream of earnings of the MDV operations. The sources of the funds used to pay the purchase price were cash on hand at the Company and funds available to the Company under existing short-term lines of credit, including a revolving credit facility arranged through First Bank National Association of Minneapolis, Minnesota.

The Company also entered into a Management Agreement with MDV and the three shareholders of MDV, Jerry H. Jared, Wayne L. Duncan, Jr. and John W. Payne III, pursuant to which MDV and its shareholders have been engaged to manage the East Coast military distribution operations of the Company, including the Company's operations in Baltimore, Maryland and Chesapeake, Virginia, as well as the operations acquired from MDV. The consideration payable by the Company for these management services will consist of certain annual base compensation plus 50% of the excess of earnings before interest and tax over a threshold earnings level.

There were no material relationships between MDV and its shareholders, on the one hand, and the Registrant or any of the Registrant's affiliates, any director or officer of the Registrant, or any associate of any such director or officer, on the other hand, prior to the closing of the acquisition.



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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

It is impracticable at this time to provide the financial statements for the most recent fiscal year of MDV. Such financial statements will be filed by amendment to this Form 8-K as soon as practicable, and not later than 60 days after the date that this Report is required to be filed.

b.   PRO FORMA FINANCIAL INFORMATION.

It is impracticable at this time to provide the required pro forma financial information. Such financial information will be filed by amendment to this Form 8-K as soon as practicable, and not later than 60 days after the date that this Report is required to be filed.

c.   EXHIBITS.

     2.1 Asset Purchase Agreement dated as of October 12, 1995 among Nash-Finch Company, Military Distributors of Virginia, Inc., Jerry H. Jared, Wayne L. Duncan, Jr. and John W. Payne III. Omitted from this Agreement, as filed, are the exhibits listed in the table of contents of the Agreement. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.

     2.2 Management Agreement dated as of January 1, 1996 among Nash-Finch Company, Military Distributors of Virginia, Inc., Jerry H. Jared, Wayne L. Duncan, Jr. and John W. Payne III. Omitted from this Agreement, as filed, are the exhibits referred to in the Agreement. The Registrant will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NASH-FINCH COMPANY
                                   (Registrant)


Dated:  January 17, 1996          By    Norman R. Soland
                                      ----------------------------------
                                     Title  Vice President, Secretary &
                                             General Counsel
                                           -----------------------------






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                                INDEX TO EXHIBITS

Exhibit                                                                     Page
-------                                                                     ----

  2.1 Asset Purchase Agreement dated as of October 12, 1995 among Nash-Finch Company, Military Distributors of Virginia, Inc.,
         Jerry H. Jared, Wayne L. Duncan, Jr. and John W. Payne III.......

  2.2 Management Agreement dated as of January 1, 1996 among Nash-Finch Company, Military Distributors of Virginia, Inc.,
         Jerry H. Jared, Wayne L. Duncan, Jr. and John W. Payne III.......




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